                                                                    EXHIBIT 99.1
                         FITZGERALDS GAMING CORPORATION
                               301 FREMONT STREET
                             LAS VEGAS, NEVADA 89101

                                December 12, 1997


To Holders of the securities referred to below (the "Securities"):

        Fitzgeralds Gaming Corporation (the "Company") is soliciting the consent of holders of record of (i) the Company's 13% Senior Secured Notes due 2002 With Contingent Interest (the "Notes"), (ii) the Company's Common Stock Purchase Warrants issued in conjunction with the Notes (both Restricted and Unrestricted Note and Preferred Stock Warrants) (the "Warrants"), (iii) the Company's 13% Priority Secured Notes due December 31, 1998 (the "Priority Notes") and (iv) the 13% First Mortgage Notes due 2000 (the "101 Main Notes") of 101 Main Street Limited Liability Company ("101 Main") to certain waivers and amendments in connection with the proposed issuance by the Company of new senior secured notes (the "Offering"). The details of the waivers and amendments and the Offering are more fully described in the attached Solicitations of Consents (the "Consents"), including Waiver Two as described in the Solicitation of Consents of 101 Main.

        It is necessary that the Consents be signed by the holders of record as of December 12, 1997 of the Securities. However, to facilitate the Offering, the Company is requesting that the beneficial owners of the Securities agree to direct and cause the record owner of those Securities for which they were the beneficial owner as of December 12, 1997 to sign and deliver the Consents. The Company, on behalf of itself and 101 Main Street Limited Liability Company, hereby requests that you sign this letter as indicated below, thereby indicating your agreement to direct and cause the record holder of the Securities of which you were the beneficial owner as of December 12, 1997 to sign and deliver the Consents and thereby consent to the waivers and the amendments. Thank you for your cooperation in this matter.

                               Fitzgeralds Gaming Corporation



                               By:
                                   -----------------------------------------
                                   Philip Griffith, Chief Executive Officer

        The undersigned, as the beneficial owner as of December 12, 1997 of the following Securities, hereby agrees to direct the record holder as of December 12, 1997 of such Securities to sign and deliver the aforementioned Consents (other than Waiver Two) and thereby consent to the waivers and the amendments with regard to such Securities. By checking one of the following boxes, the undersigned hereby similarly agrees to direct the record holder as of December 12, 1997 of such Securities to Consent to Waiver Two [ ] or to Withhold Consent to Waiver Two [ ]:

               $_________    principal amount of 13% Senior Secured Notes due
                             2002 With Contingent Interest of the Company

                _________    Common Stock Purchase Warrants of the Company
                             (Note Warrants and Preferred Stock Warrants)

               $_________    principal amount of 13% Priority Secured Notes
                             due December 31, 1998 of the Company

               $_________    principal amount of 13% First Mortgage Notes due
                             2000 of 101 Main Street Limited Liability Company


Beneficial Holder: ______________________

               By: ______________________
             Name:
            Title:


Date:    December    , 1997

                         FITZGERALDS GAMING CORPORATION
                               301 FREMONT STREET
                             LAS VEGAS, NEVADA 89101

                               ------------------

                           SOLICITATION OF CONSENTS OF
                          HOLDERS OF 13% SENIOR SECURED
                     NOTES DUE 2002 WITH CONTINGENT INTEREST
                                       AND
                         COMMON STOCK PURCHASE WARRANTS

                               ------------------

                                December 12, 1997


To Holders of 13% Senior Secured Notes due 2002 With Contingent Interest and Common Stock Purchase Warrants:

        This consent solicitation statement is being furnished to registered holders of record as of December 12, 1997 (the "Holders") of (i) 13% Senior Secured Notes due 2002 With Contingent Interest (the "Existing Notes") and (ii) Common Stock Purchase Warrants (the "Warrants") of Fitzgeralds Gaming Corporation (the "Company") in connection with the solicitation by the Company of the consents of the Holders (a) to waive (on a one-time basis) one provision of the Indenture, dated as of December 19, 1995, among the Company, as issuer, Fitzgeralds South, Inc., Fitzgeralds Reno, Inc., Fitzgeralds Incorporated, Fitzgeralds Las Vegas, Inc., Fitzgeralds Fremont Experience Corporation, Fitzgeralds Mississippi, Inc. (formerly named Polk Landing Entertainment Corporation), and Fitzgeralds Black Hawk, Inc., as subsidiary guarantors, and The Bank of New York (as successor in interest to First Interstate Bank of Nevada, N.A., and Wells Fargo Bank, N.A.), as trustee (the "Indenture") and (b) to amend one provision of the Warrant Agreement, dated as of December 19, 1995, among the Company and The Bank of New York, as warrant agent (as successor in interest to First Interstate Bank of Nevada, N.A., and Wells Fargo Bank, N.A.) (the "Warrant Agreement"). The consent solicitation is being undertaken in connection with the proposed issuance of new senior secured notes by the Company, as more fully described below. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Indenture or the Warrant Agreement, as applicable.

Introduction - Existing Notes

        The Company intends to offer and sell, in a private placement (the "Offering"), Senior Secured Notes due 2004 (the "New Notes"). A copy of the Offering Circular dated December 12, 1997 (the "Offering Circular") relating to the New Notes accompanies this consent solicitation statement. Among other uses, the net proceeds from the Offering will be used to repay, pursuant to the optional redemption provisions governing the Existing Notes (as contained in Article Eleven of the Indenture and paragraphs 6 and 8 of the Existing Notes), all of the outstanding Existing Notes, which would otherwise be due and payable in full on December 31, 2002. The redemption price, as required, will equal 100% of the principal amount of the Existing Notes plus accrued and unpaid interest to the date of redemption.

        In order to consummate an optional redemption of the Existing Notes, the Indenture and the Existing Notes require the Company to give notice thereof at least 45 days in advance to the trustee and at least 30 days in advance to the Holders. (As it may do under the Indenture, the trustee has indicated that it will agree to a shorter notice period.) Because the New Notes will be granted a first priority security interest in collateral now securing the Existing Notes, the New Notes will only be issued once the Existing Notes have been redeemed. Thus, delivery of the redemption notice to the Holders would be required not less than 30 days in advance of the closing of the Offering. However, because the redemption notice would be irrevocable, the Company cannot give such notice until it is assured that the Offering will be consummated. As a result, the 30-day advance notice requirement cannot be satisfied without undue and unacceptable risk.

        As a result of the foregoing, the Company is requesting relief from the 30-day advance notice requirement to redeem the Existing Notes.

Introduction - Warrants

        As part of the financing wherein the Company issued the Existing Notes, the Company also issued the Warrants, a portion of which were Restricted Note Warrants attached to Existing Notes and not transferable separately from such Existing Notes prior to the Final Separation Date. The Warrant Agreement currently provides that the Final Separation Date, the date upon which any then outstanding Restricted Note Warrants become separated and freely transferable apart from the Existing Notes (and no longer subject to redemption or cancellation under Section 18 of the Warrant Agreement), is December 31, 1997; provided, however, that upon the occurrence of a redemption of the Existing Notes, including as contemplated by the Offering, the Final Separation Date will automatically accelerate (the "Acceleration") to the date immediately preceding the date of such redemption.

        In connection with the Offering, the Company is requesting that the Warrant Agreement be amended to eliminate the Acceleration, such that the Final Separation Date with respect to any outstanding Restricted Note Warrants would be fixed at December 31, 1997. The effect of such amendment will be that a redemption of the Existing Notes by December 31, 1997 will result in a redemption of the Restricted Note Warrants.

Proposed Waiver

        In connection with the Offering, we hereby request your consent to the waiver (the "Waiver"), on a one-time basis, of the Company's obligation to provide advance written notice to the Holders in connection with a redemption of the Existing Notes, pursuant to the optional redemption provisions of Article Eleven of the Indenture and paragraphs 6 and 8 of the Existing Notes, so that such redemption may be effected concurrently with the consummation of the Offering.

Required Approval of Waiver and Revocation of Consents

        The Indenture requires that Holders of a majority of the principal amount of the Existing Notes then outstanding consent to the Waiver in order for the Waiver to become effective. As of the date hereof, the aggregate principal amount of the Existing Notes outstanding is $123 million. Accordingly, the consent of Holders of at least $61,501,000 principal amount of the Existing Notes will be required in order for the Waiver to be approved (the "Requisite Consents").

Effective Date of Waiver

        The effective date of the Waiver will be the date the Requisite Consents have been received. On or before such date, the Company will deliver to the trustee any board resolutions and other documents that may be required under the Indenture. Upon receipt of such consents and materials, the trustee shall execute such documents as are necessary to record the Waiver. Promptly after the effective date, the Company will mail the notice required by the Indenture to the Holders announcing the effectiveness of the Waiver. The Company and the trustee do not intend to issue new forms of Existing Notes after the effective date of the Waiver.

Proposed Amendment

        We hereby request your consent to the Amendment (the "Amendment") of the Warrant Agreement to eliminate the Acceleration and to provide that the Final Separation Date for any outstanding Restricted Note Warrant would be December 31, 1997.

Required Approval of Amendment

        The Warrant Agreement requires that Holders of a majority of the Warrants then outstanding consent to the Amendment in order for the Amendment to become effective. As of the date hereof, 2,675,237 Warrants are outstanding. Accordingly, the consent of Holders of at least 1,337,619 Warrants will be required in order for the Amendment to be approved (the "Requisite Consents").

Effective Date of Amendment

        The effective date of the Amendment will be the date the Requisite Consents have been received. On or before such date, the Company will deliver to the warrant agent any board resolutions and other documents that may be required under the Warrant Agreement. Upon receipt of such consents and materials, the warrant agent and the Company shall execute such documents, including an Amendment to the Warrant Agreement, as are necessary to record the Amendment. Promptly after the effective date, the warrant agent will mail such documents as are required by the Warrant Agreement to the Holders announcing the effectiveness of the Amendment. The Company and the warrant agent do not intend to issue new forms of Warrants after the effective date of the Amendment.

DELIVERY OF CONSENT

        TO INDICATE YOUR CONSENT TO THE WAIVER AND AMENDMENT, PLEASE SIGN THIS LETTER (OR A COPY HEREOF) IN THE SPACE(S) PROVIDED BELOW, AND RETURN TO THE TRUSTEE VIA FACSIMILE AND U.S. MAIL NOT LATER THAN THURSDAY, DECEMBER 18, 1997:

                             BANK OF NEW YORK
                             101 BARCLAY STREET, FLOOR 21W
                             NEW YORK, NEW YORK 10286
                             ATTENTION:  CORPORATE TRUST ADMINISTRATION
                             TEL:   (212) 815-5375
                             FAX:   (212) 815-5915

        The undersigned also consents to such other amendments to the Indenture (including the form of Existing Note) and the Warrant Agreement (including the form of Warrant) necessary to implement the purpose and effect of the foregoing amendments (including, without limitation, such other amendments or waivers necessary to permit the Company to repurchase the Existing Notes).

        The undersigned Holder giving the foregoing consent represents that (a) at the close of business on December 12, 1997 (the record date for the purpose of determining the Holders entitled to consent to the foregoing amendments), it was the registered owner of the aggregate principal amount of Existing Notes and number of Warrants set forth under its name on the execution page hereof (or such Holder's duly designated proxy), (b) this consent has been duly authorized, executed and delivered by such Holder and (c) it has been provided a copy of the Offering Circular.

        This consent solicitation statement is being delivered to the registered Holders on the books of the trustee and warrant agent as of December 12, 1997.

                                      BY ORDER OF THE BOARD OF DIRECTORS


                                      Philip Griffith, Chief Executive Officer

        The undersigned, as the Holder of $__________ principal amount of 13% Senior Secured Notes due 2002 with Contingent Interest and ________ Common Stock Purchase Warrants (both Restricted and Unrestricted Note and Preferred Stock Warrants) of Fitzgeralds Gaming Corporation (or such Holder's duly designated proxy), hereby consents to the Waiver and the Amendment, as described in the foregoing consent solicitation statement, as of the date indicated below.


  Holder: _____________________


      By: _____________________
    Name:
   Title:


Date:    December    , 1997



------------------
* Signatures need not be guaranteed if the person executing the consent form is a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States (each being hereinafter referred to as an "Eligible Institution"). In all other cases, all signatures must be guaranteed by an Eligible Institution.

                         FITZGERALDS GAMING CORPORATION
                               301 FREMONT STREET
                             LAS VEGAS, NEVADA 89101

                               ------------------

                           SOLICITATION OF CONSENTS OF
                         HOLDERS OF 13% PRIORITY SECURED
                           NOTES DUE DECEMBER 31, 1998

                               ------------------

                                December 12, 1997


To Holders of 13% Priority Secured Notes due December 31, 1998:

        This consent solicitation statement is being furnished to registered holders of record as of December 12, 1997 (the "Holders") of the 13% Priority Secured Notes due December 31, 1998 (the "Priority Notes") of Fitzgeralds Gaming Corporation (the "Company") in connection with the solicitation by the Company of the consents of the holders to waive (on a one-time basis) one provision of the Note Purchase Agreement, dated as of December 30, 1996, among the Company, as issuer, Fitzgeralds South, Inc., Fitzgeralds Reno, Inc., Fitzgeralds Incorporated, Fitzgeralds Las Vegas, Inc., Fitzgeralds Fremont Experience Corporation, Fitzgeralds Mississippi, Inc. (formerly named Polk Landing Entertainment Corporation), and Fitzgeralds Black Hawk, Inc., as subsidiary guarantors, and the purchasers listed on the signature pages thereto (the "Note Purchase Agreement"). The consent solicitation is being undertaken in connection with the proposed issuance of new senior secured notes by the Company, as more fully described below. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Note Purchase Agreement.

Introduction

        The Company intends to offer and sell, in a private placement (the "Offering"), Senior Secured Notes due 2004 (the "New Notes"). A copy of the Offering Circular dated December 12, 1997 (the "Offering Circular") relating to the New Notes accompanies this consent solicitation statement. Among other uses, the net proceeds from the Offering will be used to repay, pursuant to the optional prepayment provisions governing the Priority Notes (as contained in Section 2.5 of the Note Purchase Agreement and paragraphs 5 and 7 of the Priority Notes), all of the outstanding Priority Notes, which would otherwise be due and payable in full on December 31, 1998. The prepayment price, as required thereby, will equal the Accreted Value of the outstanding Priority Notes, as of the date of prepayment, plus accrued and unpaid interest as of the date of prepayment.

        In order to consummate an optional redemption of the Priority Notes, the Note Purchase Agreement and the Priority Notes require the Company to give notice thereof at least 10 Business Days in advance to the Holders of the Priority Notes. Because the New Notes will be granted a first priority security interest in collateral now securing the Priority Notes, the New Notes will only be issued once the Priority Notes have been redeemed. Thus, delivery of the redemption notice to the Holders would be required not less than 10 Business Days in advance of the closing of the Offering. However, because the redemption notice would be irrevocable, the Company cannot give such notice until it is assured that the Offering will be consummated. As a result, the 10 Business Day advance notice requirement cannot be satisfied without undue and unacceptable risk.

        As a result of the foregoing, the Company is requesting relief from the 10 Business Day advance notice requirement to redeem the Priority Notes.

Proposed Waiver

        In connection with the Offering, we hereby request your consent to the waiver (the "Waiver"), on a one-time basis, of the Company's obligation to provide advance written notice to the Holders in connection with a redemption of the Priority Notes so that such redemption may be effected concurrently with the consummation of the Offering pursuant to the optional redemption provisions of
Section 2.5 of the Note Purchase Agreement and paragraphs 5 and 7 of the Priority Notes.

Required Approval of Waiver and Revocation of Consents

        The Note Purchase Agreement requires that the consent of the Holders of a majority of the principal amount of the Priority Notes then outstanding consent to the Waiver in order for the Waiver to become effective. As of the date hereof, the aggregate principal amount of the Priority Notes outstanding is $5,298,217 million. Accordingly, the consent of Holders of at least $2,650,000 principal amount of the Priority Notes will be required in order for the Waiver to be approved (the "Requisite Consents").

        The Note Purchase Agreement provides that a waiver does not become effective until the Requisite Consents have been obtained, and accordingly, any Holder may revoke its consent to the Waiver by a written notice to the Company, by sending such notice to the Company before the date on which the Waiver becomes effective.

Effective Date of Waiver

        The effective date of the Waiver will be the date the Requisite Consents have been received. On or before such date, the Company will deliver to the Holders any board resolutions and other documents that may be required under the Note Purchase Agreement. Promptly after the effective date, the Company will mail any notices required by the Note Purchase Agreement to the Holders announcing the effectiveness of the Waiver. The Company does not intend to issue new forms of Priority Notes after the effective date of the Waiver.

DELIVERY OF CONSENT

        TO INDICATE YOUR CONSENT TO THE WAIVER, PLEASE SIGN THIS LETTER (OR A COPY HEREOF) IN THE SPACE(S) PROVIDED BELOW, AND RETURN TO THE COMPANY VIA FACSIMILE AND U.S. MAIL NOT LATER THAN THURSDAY, DECEMBER 18, 1997:

                             FITZGERALDS GAMING CORPORATION
                             301 FREMONT STREET
                             LAS VEGAS, NEVADA 89101
                             ATTENTION:  CHIEF FINANCIAL OFFICER
                             TEL:   (702) 388-2444
                             FAX:   (702) 382-5562

        The undersigned also consents to such other amendments to the Note Purchase Agreement and the Indenture referred to therein (including the form of Priority Note) necessary to implement the purpose and effect of the foregoing amendments (including, without limitation, such other amendments or waivers necessary to permit the Company to repurchase the Priority Notes).

        The undersigned Holder giving the foregoing consent represents that (a) at the close of business on December 12, 1997 (the record date for the purpose of determining the Holders entitled to consent to the foregoing amendments), it was the registered owner of the aggregate principal amount of Priority Notes set forth under its name on the execution page hereof (or such Holder's duly designated proxy), (b) this consent has been duly authorized, executed and delivered by such Holder and (c) it has been provided a copy of the Offering Circular.

        This consent solicitation statement is being delivered to the Holders on the books of the Company as of December 12, 1997.

                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    Philip Griffith, Chief Executive Officer

        The undersigned, as the Holder of $__________ principal amount of 13% Priority Secured Notes due December 31, 1998 of Fitzgeralds Gaming Corporation (or such Holder's duly designated proxy), hereby consents to the Waiver, as described in the foregoing consent solicitation statement, as of the date indicated below.


  Holder: ________________________


      By: ________________________
    Name:
   Title:


Date:    December    , 1997



--------------------------
* Signatures need not be guaranteed if the person executing the consent form is a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States (each being hereinafter referred to as an "Eligible Institution"). In all other cases, all signatures must be guaranteed by an Eligible Institution.

                    101 MAIN STREET LIMITED LIABILITY COMPANY
                               301 FREMONT STREET
                             LAS VEGAS, NEVADA 89101
                               ------------------

                           SOLICITATION OF CONSENTS OF
                          HOLDERS OF 13% FIRST MORTGAGE
                                 NOTES DUE 2000
                               ------------------

                                December 12, 1997

To Holders of 13% First Mortgage Notes due 2000:

        This consent solicitation statement is being furnished to registered holders of record as of December 12, 1997 (the "Holders") of the 13% First Mortgage Notes due 2000 (the "First Mortgage Notes") of 101 Main Street Limited Liability Company (the "Company") in connection with the solicitation by the Company of the consents of the Holders to waive (on a one-time basis) two provisions of the Indenture, dated as of August 13, 1997, among the Company, as issuer, Fitzgeralds Black Hawk II, Inc., as guarantor, and The Bank of New York, as trustee (the "Indenture"). The consent solicitation is being undertaken in connection with the proposed issuance of senior secured notes by Fitzgeralds Gaming Corporation ("FGC"), of which the Company is an indirect wholly owned subsidiary, as more fully described below. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Indenture.

Introduction

        FGC intends to offer and sell, in a private placement (the "FGC Offering"), Senior Secured Notes due 2004 (the "FGC Notes"). A copy of the Offering Circular dated December 12, 1997 (the "Offering Circular") relating to the New Notes accompanies this consent solicitation statement. Among other uses, the net proceeds from the FGC Offering will be used to repay, pursuant to the optional redemption provisions governing the First Mortgage Notes (as contained in Article III of the Indenture and paragraphs 5 and 6 of the First Mortgage Notes), all of the outstanding First Mortgage Notes, which would otherwise be due and payable in full on August 15, 2000. The redemption price, if Waiver Two (as defined below) is approved, will equal 103.0% of principal plus accrued and unpaid interest to the date of redemption. If Waiver Two is not approved, the redemption price will equal 104.5% of principal plus accrued and unpaid interest to the date of redemption.

        In order to consummate an optional redemption of the First Mortgage Notes, the Indenture and the First Mortgage Notes require the Company to give notice thereof at least 30 days in advance to the trustee and at least 15 days in advance to the Holders. (As it may do under the Indenture, the trustee has indicated that it will agree to a shorter notice period.) Because the FGC Notes will be granted a first priority security interest in collateral now securing the First Mortgage Notes, the FGC Notes will only be issued once the First Mortgage Notes have been redeemed. Thus, delivery of the redemption notice to the Holders would be required not less than 15 days in advance of the closing of the FGC Offering. However, because the redemption notice would be irrevocable, the Company cannot give such notice until it is assured that the FGC Offering will be consummated. As a result, the 15-day advance notice requirement cannot be satisfied without undue and unacceptable risk.

        Additionally, the redemption price of the 101 Notes increases, effective December 16, 1997, from an amount equal to 103.0% of the then outstanding principal, plus accrued and unpaid interest to the date of redemption, to 104.5% of the then outstanding principal, plus accrued and unpaid interest to the date of redemption. Because it is anticipated that the Offering will be consummated on or before December 31, 1997, the Company is also seeking a waiver of its obligation to pay the 1.5% increase in the redemption price.

Proposed Waivers

        In connection with the FGC Offering, we hereby request your separate consent to each of the following (the "Waivers"):

               1. Waive, on a one-time basis, the Company's obligation to provide advance written notice to the Holders in connection with a redemption of the First Mortgage Notes so that such redemption may be effected concurrently with the consummation of the FGC Offering pursuant to the optional redemption provisions of Article III of the Indenture and paragraphs 5 and 6 of the First Mortgage Notes ("Waiver One").

               2. Waive, on a one-time basis, with such waiver to be effective through December 31, 1997, the Company's obligation to pay that portion of the redemption price, as set forth in paragraph 5 of the First Mortgage Notes, representing the 1.5% increase in the redemption price effective December 16, 1997 ("Waiver Two").

        If Waiver One is obtained, whether or not Waiver Two is obtained, the Company will redeem the First Mortgage Notes concurrently with the consummation of the FGC Offering.

Required Approval of Waivers and Revocation of Consents

        The Indenture requires that Holders of at least a majority of the principal amount of the First Mortgage Notes then outstanding consent to Waiver One in order for such Waiver to become effective. As of the date hereof, the aggregate principal amount of the First Mortgage Notes outstanding is $38 million. Accordingly, the consent of Holders of at least $19,001,000 principal amount of the First Mortgage Notes will be required in order for the Waiver to be approved (the "Waiver One Requisite Consents"). The Indenture requires the consent of each Holder of First Mortgage Notes then outstanding in order for such Waiver to become effective (the "Waiver Two Requisite Consents"); provided, however, that holders who consent to Waiver Two, whether or not the holders of all First Mortgage Notes so consent, will waive their right to receive the increase in the redemption price through December 31, 1997.

        The Indenture provides that until a waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Note or a portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on the Note. Any Holder, however, may revoke the consent as to its Note by a written notice to the trustee, if such notice is received by the trustee before such date on which the Waiver becomes effective.

Effective Date(s) of Waiver(s)

        The effective date of each Waiver will be the date the applicable Requisite Consents have been received. On or before such date, the Company will deliver to the trustee any board resolutions and other documents that may be required under the Indenture. Upon receipt of such consents and materials, the trustee shall execute such documents as are necessary to record each Waiver. Promptly after the effective date, the Company will mail the notice required by the Indenture to the Holders announcing the effectiveness of such Waiver. The Company and the trustee do not intend to issue new forms of First Mortgage Notes after the effective date of the Waiver.

DELIVERY OF CONSENT

        TO INDICATE YOUR CONSENT TO EITHER OR BOTH OF THE WAIVERS, PLEASE CHECK THE APPROPRIATE BOX(ES) AND SIGN THIS LETTER (OR A COPY HEREOF) IN THE SPACE(S) PROVIDED BELOW, AND RETURN TO THE TRUSTEE VIA FACSIMILE AND U.S. MAIL NOT LATER THAN THURSDAY, DECEMBER 18, 1997:

                             BANK OF NEW YORK
                             101 BARCLAY STREET, FLOOR 21W
                             NEW YORK, NEW YORK 10286
                             ATTENTION:  CORPORATE TRUST ADMINISTRATION
                             TEL:   (212) 815-5375
                             FAX:   (212) 815-5915


        The undersigned also consents to such other amendments to the Indenture (including the form of First Mortgage Note) necessary to implement the purpose and effect of the foregoing amendments (including, without limitation, such other amendments or waivers necessary to permit the Company to repurchase the First Mortgage Notes).

        The undersigned Holder giving the foregoing consent represents that (a) at the close of business on December 12, 1997 (the record date for the purpose of determining the Holders entitled to consent to the foregoing amendments), it was the registered owner of the aggregate principal amount of First Mortgage Notes set forth under its name on the execution page hereof (or such Holder's duly designated proxy), (b) this consent has been duly authorized, executed and delivered by such Holder and (c) it has been provided a copy of the Offering Circular.

        This consent solicitation statement is being delivered to the registered Holders on the books of the trustee as of December 12, 1997.

                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    Philip Griffith, Chief Executive Officer


        The undersigned, as the Holder of $__________ principal amount of 13% First Mortgage Notes due 2000 of 101 Main Street Limited Liability Company (or such Holder's duly authorized proxy), hereby consents to Waiver One and/or Waiver Two, as indicated, as such are described in the foregoing consent solicitation statement, as of the date indicated below.

        [ ] Consent to Waiver One           [ ]  Withheld Consent to Waiver One
        [ ] Consent to Waiver Two           [ ]  Withheld Consent to Waiver Two




  Holder: __________________________


      By: __________________________
    Name:
   Title:


Date:    December    , 1997



--------------------------
* Signatures need not be guaranteed if the person executing the consent form is a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States (each being hereinafter referred to as an "Eligible Institution"). In all other cases, all signatures must be guaranteed by an Eligible Institution.



                                       3